UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 1, 2015

PCM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25790	95-4518700
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1940 E. Mariposa Ave.

El Segundo, California  90245

(Address of Principal Executive Offices) (Zip Code)

(310) 354-5600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 7, PCM, Inc. (“PCM”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the completion of its acquisition of certain assets of En Pointe Technologies Sales, Inc. (“En Pointe”). Pursuant to this Amendment No. 2 to the Initial 8-K, PCM hereby amends and supplements Item 9.01 of the Initial 8-K to file the financial statements and pro forma financial information not filed with the Initial 8-K. The audited financial statements for En Pointe as of and for the years ended September 30, 2014, 2013 and 2012 are filed as Exhibit 99.2 to this Form 8-K/A and the related unaudited interim financial statements as of December 31, 2014 and September 30, 2014, and for the three months ended December 31, 2014 and 2013 are filed as Exhibit 99.3 to this Form 8-K/A and each is incorporated herein by reference. The unaudited pro forma combined financial statements as of March 31, 2015, for the year ended December 31, 2014 and for the three months ended March 31, 2015 are filed as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference. The Initial 8-K is only amended to the extent specifically provided herein and shall not otherwise be deemed amended or superseded in any other respect.

This Report, including the exhibits hereto, contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include information regarding PCM’s expectations, goals or intentions, including, but not limited to, statements regarding the effects of the acquisition of En Pointe, the valuation of the assets and the purchase price allocation. These forward-looking statements are based on management’s current expectations, estimates, forecasts and projections about PCM and are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. These risks and uncertainties include, but are not limited to: PCM’s ability to successfully integrate the acquired business and realize the anticipated benefits from such acquisition, variations in the final valuation of the acquired assets and liabilities, adjustments to the purchase price allocation, and potential impairment of intangible assets and goodwill in the event that changes in circumstances indicate their respective carrying values may not be recoverable. Risks and uncertainties that could cause PCM’s actual results to differ from those set forth in any forward-looking statement are discussed in more detail under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in PCM’s Form 10-Q for the quarterly period ended March 31, 2015, as well as similar disclosures in PCM’s subsequent SEC filings. Forward-looking statements contained in this Report are made only as of the date hereof, and PC Mall undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise:

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached audited financial statements of En Pointe were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.2 to this Form 8-K/A, and incorporated by reference, are the following documents:

Audited Financial Statements of En Pointe Technologies Sales, Inc.:

•                  Independent Auditors’ Report

•                  Balance Sheets as of September 30, 2014, 2013 and 2012

•                  Statements of Operations for the years ended September 30, 2014, 2013 and 2012

•                  Statements of Cash Flows for the years ended September 30, 2014, 2013 and 2012

•                  Notes to Financial Statements

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached unaudited interim financial statements of En Pointe were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.3 to this Form 8-K/A and incorporated by reference, are the following documents:

Unaudited Condensed Interim Financial Statements of En Pointe Technologies Sales, Inc.:

•                  Balance Sheet as of December 31, 2014 and September 30, 2014

•                  Statements of Operations for the three months ended December 31, 2014 and 2013

•                  Statements of Cash Flows for the three months ended December 31, 2014 and 2013

•                  Notes to Condensed Financial Statements

(b)                                 Pro forma financial information.

Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial statements were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference, are the following required unaudited pro forma combined financial statements of PCM:

Unaudited Pro Forma Combined Financial Statements:

•                Unaudited Pro Forma Combined Balance Sheet as of March 31, 2015

•                Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2014 and three months ended March 31, 2015

•                Notes to Unaudited Pro Forma Combined Financial Statements

(d)                                 Exhibits.

Exhibit No.	Description
2.1*

Asset Purchase Agreement, dated March 12, 2015, by and among PCM Sales Acquisition, LLC, PCM, Inc., En Point Technologies Sales, LLC, Attiazaz “Bob” Din, and Michael Rapp (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A, dated April 1, 2015, filed with the Commission on April 29, 2015).

23.1	Consent of Rose, Snyder & Jacobs LLP, Independent Registered Public Accounting Firm with respect to En Pointe Technologies Sales, Inc.

99.1*	Press release, dated April 1, 2015.

99.2	Financial Statements of En Pointe Technologies Sales, Inc. as of and for the years ended September 30, 2014, 2013 and 2012.

99.3	Unaudited Condensed Interim Financial Statements of En Pointe Technologies Sales, Inc. as of December 31, 2014 and for the three months ended December 31, 2014 and 2013.

99.4	Unaudited Pro Forma Combined Financial Statements and Related Notes of PCM, Inc.

*  Previously filed as exhibits to PCM, Inc.’s Current Report on Form 8-K (File No. 000-25790) filed with the SEC on April 7, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCM, INC.
(Registrant)

Date: June 17, 2015	By:	/s/ Brandon H. LaVerne
Brandon H. LaVerne
Interim Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
23.1	Consent of Rose, Snyder & Jacobs LLP, Independent Registered Public Accounting Firm with respect to En Pointe Technologies Sales, Inc.

99.2	Financial Statements of En Pointe Technologies Sales, Inc. as of and for the years ended September 30, 2014, 2013 and 2012.

99.3	Unaudited Condensed Interim Financial Statements of En Pointe Technologies Sales, Inc. as of December 31, 2014 and September 30, 2014, and for the three months ended December 31, 2014 and 2013.

99.4	Unaudited Pro Forma Combined Financial Statements and Related Notes of PCM, Inc.